SUPPLEMENT DATED SEPTEMBER 8, 2017 TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF VANECK VECTORS ETF TRUST

DATED SEPTEMBER 1, 2017

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Treasury-Hedged High Yield Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on September 7, 2017, the Board of Trustees of the Trust unanimously approved the termination and winding down of the Fund, which is expected to happen on or about October 6, 2017.

After the close of business on Friday, September 29, 2017, the Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on NYSE Arca, Inc. (“NYSE Arca”). Shareholders should be aware that when the Fund commences liquidation, which is expected to occur on or about Monday, October 2, 2017, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market close on Friday, September 29, 2017 and Friday, October 6, 2017, shareholders will be unable to dispose of their shares on NYSE Arca.

Shareholders may sell their holdings of the Fund, incurring typical transaction fees from their broker-dealer, on NYSE Arca until market close on Friday, September 29, 2017, at which point the Fund’s shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in the Fund on that date. Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to Monday, October 2, 2017. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Fund’s distributor, Van Eck Securities Corporation, at 1.800.826.2333 for additional information.

Please retain this supplement for future reference.